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                                                                    EXHIBIT 23.2

                       Consent of Independent Accountants

     We hereby consent to the use in this Amendment No. 3 to Registration Statement on Form S-4 of our report dated November 20, 2002 relating to the financial statements of Hanover Equipment Trust 2001B, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
December 30, 2002